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                                                                 EXHIBIT 10.12.4

[LOGO]
[WORLD WRESTLING FEDERATION(R)]

January 29, 1998

Mr. Jack Friedman
President
JAKKS Pacific, Inc.
22761 Pacific Coast Highway, Suite 226
Malibu, CA 90265

Re:        Titan Sports, Inc. ("Titan")-w- JAKKS Pacific, Inc. ("Licensee")

Dear Mr. Friedman:

Reference is hereby made to that certain License Agreement between the parties dated October 24, 1995 as amended by Amendments to Agreement between the parties effective April 22, 1996, January 21, 1997 and December 3, 1997 respectively (collectively, the "Agreement"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to amend the Agreement as follows ("Fourth Amendment"):

1. Paragraph six (6) of the Third Amendment to the Agreement ("Third Amendment") shall be deleted in its entirety and replaced with the following language:

        "The Third Amendment shall not be valid unless and until Titan receives a copy of a fully executed settlement agreement between Titan and Playmates Toys, Inc. ('Playmates') terminating the letter of agreement between Titan and Playmates dated June 3, 1996."

All terms not defined herein shall have the same meaning given them in the Agreement. Except as expressly or by necessary implication modified hereby, the terms and conditions of the Agreement are hereby ratified and confirmed without limitation or exception.

lease confirm acceptance of the First Amendment as set forth above on behalf of Licensee in the space provided below on each of the enclosed two (2) copies and return them to me. One fully executed copy will be returned to you for your records.

Very truly yours,

/s/ Edward L. Kaufman
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Edward L. Kaufman






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ACCEPTED AND AGREED:

JAKKS PACIFIC, INC.
("LICENSEE")

By:      /s/ Jack Friedman
         ----------------------
Its:
Date:

TITAN SPORTS, INC.
("TITAN")

By:      /s/ Linda E. McMahon
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         Linda E. McMahon
Its:     President and CEO
Date:    2/14/98